SPROTT LOAN	3 Months Ended
Nov. 30, 2020
Sprott Loans [Abstract]
SPROTT LOAN [Text Block]

5. SPROTT LOAN

On August 15, 2019 the Company announced it had entered into a credit agreement with Sprott Private Resource Lending II (Collector), LP ("Sprott") and other lenders party thereto (the "Sprott Lenders") pursuant to which the Sprott Lenders advanced $20.0 million principal senior secured credit facility ("Sprott Facility"). The loan was immediately drawn and is due August 14, 2021, with the Company holding the option to extend the maturity date by one year in exchange for a payment in common shares or cash of three percent of the outstanding principal amount. All amounts outstanding are charged interest of 11% per annum compounded monthly. During the period principal payments of $3,515 were paid to Sprott. Subsequent to the end of the period a further $1,250 (Note 12) of principal was repaid to Sprott, bring the principal balance due down to $15,235. Interest payments are made monthly with interest of $541 having been paid to Sprott during the period ended November 30, 2020 (November 30, 2019 - $556).

The Company is required to maintain certain minimum working capital and cash balances under the Sprott Facility and is in compliance with these covenants at period end.  The balance is classified as long term and disclosed as such in the statement of financial position as the Company has the right to defer payment..

All fees directly attributable to the Sprott Facility are recorded against the loan balance and amortized using the effective interest method over the life of the loan. In connection with the advance the Company issued Sprott 800,000 common shares worth $1,000. Effective interest of $597 was recognized during the period ended November 30, 2020 (November 30, 2019 - $693).